UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2022

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

Hawaiian Holdings, Inc. (the "Company") is providing an update to its outlook for the second quarter of 2022 based on changes since its prior outlook disclosed in Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2022.

Second Quarter 2022 Outlook Updates

The Company now expects its capacity for the quarter ending June 30, 2022 to be down approximately 11.5% to 13.5% compared to the second quarter of 2019, whereas the Company's prior guidance was for second quarter 2022 capacity to be down approximately 11.5% to 14.5%.

The Company now expects its total revenue for the quarter ending June 30, 2022 to improve from the first quarter of 2022 and to be down approximately 4.5% to 7.5% compared to the second quarter of 2019, whereas the Company's prior guidance was for second quarter 2022 revenue to be down approximately 8% to 12%. The improvement is primarily due to improved domestic yields.

The Company now expects its costs per available seat mile (“CASM”) excluding fuel and non-recurring items for the quarter ending June 30, 2022 to improve from the first quarter ending March 31, 2022 and to be up approximately 15.5% to 17.5% compared to the second quarter of 2019, whereas the Company’s prior guidance was for second quarter 2022 CASM excluding fuel and non-recurring items to be up approximately 16.5% to 19.5%. The improvement is primarily due to changes in maintenance costs, including some timing shifts out of the quarter, as well as general improvements in other areas.

The Company's outlook for adjusted EBITDA for the quarter ending June 30, 2022 is now $(20) to $30 million, whereas the Company's prior guidance was for adjusted EBITDA for the second quarter to be $(50) million to $10 million.

Second Quarter 2022 Outlook Summary

The table below summarizes the update to the Company's outlook for the quarter ending June 30, 2022 expressed as an expected percentage change compared to the results for the quarter ended June 30, 2019.

Item	Updated guidance	Prior guidance	GAAP Equivalent, Updated guidance	GAAP equivalent, Prior guidance
ASMs	Down 11.5% to 13.5%	Down 11.5% to 14.5%
Total Revenue	Down 4.5% to 7.5%	Down 8% to 12%
Costs per ASM, excluding fuel and non-recurring items (a)	Up 15.5% to 17.5%	Up 16.5% to 19.5%	Costs per ASM (a) Up 26.6% to 28.6%	Costs per ASM Up 27.8% to 30.2%
Gallons of Jet Fuel Consumed	No change	Down 14.5% to 17.5%
Fuel Price per Gallon (b)	$3.76	$3.59
Adjusted EBITDA (c)	$(20) to $30 million	$(50) million to $10 million	Net Income (c)
Effective Tax Rate	No change	~21%

(a) See Table under "Non-GAAP Reconciliation" for a reconciliation of GAAP costs per ASM to costs per ASM excluding fuel and non-recurring items.
(b) Fuel Price per Gallon estimates are based on the May 13, 2022 fuel forward curve.
(c) The Company is not providing a reconciliation of adjusted EBITDA to GAAP net income, the most directly comparable GAAP measure, as it is unable, without unreasonable efforts, to calculate certain special and non-recurring charges, which could have a significant impact on the GAAP measure.

Table 1.
Hawaiian Holdings, Inc.
Non-GAAP Financial Reconciliation (unaudited)

Operating Costs per Available Seat Mile (CASM) Excluding Fuel and Non-Recurring Items Outlook

The Company has separately listed in the table below its fuel costs per ASM and non-GAAP unit costs, excluding fuel and non-recurring items. These amounts are included in CASM, but for internal purposes the Company consistently uses cost metrics that exclude fuel and non-recurring items (if applicable) to measure and monitor its costs.

	Estimated three months ending June 30, 2022
	(in thousands, except CASM data)
GAAP operating expenses	$691,806	-	$719,125
Aircraft fuel, including taxes and delivery	(208,694)	-	(216,283)
Adjusted operating expenses	$483,112	-	$502,842
Available seat miles	4,461,391	-	4,564,544
CASM - GAAP	¢ 15.51	-	¢ 15.75
Aircraft fuel, including taxes and delivery	(4.68)	-	(4.74)
CASM excluding aircraft fuel and non-recurring items	¢ 10.83	-	¢ 11.02

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Such forward-looking statements include, without limitation, the Company's ability, timing and progress in rebuilding its business from the impacts of COVID-19 pandemic; future domestic and international demand for air travel; the Company’s outlook for the second fiscal quarter of 2022, including expectations regarding capacity, Adjusted EBITDA, cost per available seat mile excluding fuel and non-recurring items, gallons of jet fuel consumed, fuel price per gallon, and effective tax rate; the timing of certain maintenance items; and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects of the spread of COVID-19 on the Company's business operations and financial condition; whether the Company's cost-cutting efforts related to the COVID-19 pandemic will be effective or sufficient; the duration of government-mandated and other restrictions on travel; the full effect that quarantines, restrictions on travel and other measures to limit the spread of COVID-19 will have on demand for air travel in the markets in which the Company operates; fluctuations and the extent of declining demand for air transportation in the markets in which the Company operates; the Company's dependence on the tourism industry; the Company's ability to generate sufficient cash and manage its available cash; the Company’s ability to accurately forecast economic volatility; macroeconomic developments; political and regulatory developments; geopolitical conflict; the effects of inflation; the price and availability of aircraft fuel; aircraft parts and personnel; competitive pressures, including the impact of increasing industry capacity between North America and Hawai‘i and interisland; maintenance of privacy and security of customer-related information and compliance with applicable federal and foreign privacy or data security regulations or standards; the Company’s dependence on technology and automated systems; the Company’s reliance on third-party contractors; satisfactory labor relations; the Company’s ability to attract and retain qualified personnel and key executives; successful implementation of the Company’s growth strategy and cost reduction goals; adverse publicity; risks related to the airline industry; the Company’s ability to obtain and maintain adequate facilities and infrastructure; seasonal and cyclical volatility; the effect of applicable state, federal and foreign laws and regulations; increases in insurance costs or reductions in coverage; the limited number of suppliers for aircraft, aircraft engines and parts; the Company’s existing aircraft purchase agreements; delays in aircraft or engine deliveries or other loss of fleet capacity; changes in the Company's future capital needs; foreign currency exchange rate fluctuations; fluctuations in the Company’s share price; and the Company’s financial liquidity.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2022

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer